Investor Day Presentation July 14, 2015 Exhibit 99.1

©2015 Goodman Networks. Proprietary and Confidential
Safe Harbor Statement

This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of financial information; any statements about historical results that may suggest trends for our business and results of operations; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief regarding future events, market position, margins, profitability, capital expenditures, liquidity, capital resources, potential markets or market size; and any statements of assumptions underlying any of the foregoing.  These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance.
These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section in our Form 10-K and most recent Form 10-Q which are publicly filed with the Securities and Exchange Commission. You should read these filings, including the Risk
Factors set forth therein and the documents that we have filed as exhibits thereto, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-
looking statements.  Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

©2015 Goodman Networks. Proprietary and Confidential
Executive Team

Ron Hill, President, CEO & Executive
Chairman of Board
•
30 years experience; with Goodman since 2008
•
Previously fulfilled leadership roles in
engineering, program management and
marketing at AT&T, Lucent and Alcatel-Lucent
•
MBA from Northwestern University, Bachelor’s
Degrees in Biology and Psychology
Ernie Carey, COO
•
Over 40 years experience
•
Joined Goodman in 2014 from AT&T, where he
retired as SVP Construction & Engineering
•
MBA from the University of Dallas, BBA from
Texas A&M Corpus Christi
Scott Willis, EVP Sales & Marketing
•
Nearly 30 years experience
•
Previously held executive sales and marketing
positions at Ericsson, Nokia, Bell South and
Sprint
•
MBA from Wake Forest University, Degree in
Business and Finance from University of
Oklahoma
Geoff Miller, Interim CFO
•
30 years of financial leadership experience
•
Previously served as a partner with Price
Waterhouse and as CFO in various industries
•
Degree in accounting from the University of
Maryland, Masters from the University of
Baltimore.
Cari Shyiak, President, Professional Services
•
Over 25 years of international telecom
management experience
•
Previously worked with Alcatel-Lucent as Vice
President of Services for Central and
Southeastern Europe
•
Held a number of global leadership positions at
Alcatel-Lucent and Lucent Technologies
•
EMBA from the Institute for Management
Development in Switzerland
Shakeeb Mir, SVP, Chief of Staff and Assistant
General Counsel
•
Prior experience as M&A and capital markets
attorney
•
BBA in Finance from Southern Methodist
University and JD from Baylor University

©2015 Goodman Networks. Proprietary and Confidential
Agenda

•
Goodman Vision 2015 and Beyond
Ron Hill, President, CEO & Executive Chairman
•
Customer Diversification & Return to Growth
Scott Willis, EVP, Sales & Marketing
•
Operational Excellence & Margin Expansion
Ernie Carey, COO
•
Future of Professional Services
Cari Shyiak, President of Professional Services
•
Liquidity & Capital Structure
Geoff Miller, Interim CFO

Ron Hill President, CEO & Executive Chairman

History of Growth

$1.4B Estimated
18-Month Contract Backlog*
3,800 Employees
Including 350 Engineers and
2,400 Field Technicians*
60+ Offices
Offices and Warehouses
headquartered in Plano,
Texas*
1.6 MILLION
Over 56,000 Wireless Projects
and 1.6 million CPE Jobs
Annually*
CERTIFIED
TL
9000
V/ISO
–
9001
Quality
Company
& NMSDC Hispanic MBW supplier and
Corporate Plus Member
32.8% CAGR over the last 6-years (2009 to 2014)
2014
Macro/Micro
Convergence
2009
AT&T Turf and
Jupiter Programs
2010
Business
Optimization
2011
$225M
Capital Raise
2012
Customer
Diversification
2013
Industry
Diversification
$1.19B
$932M
$609M
$729M
$389M
$291M
*As of March 31, 2015

Operating Segments
Infrastructure
Services
Professional
Services
Field Services
Site Acquisition
Construction
Line & Antenna
Architectural & Civil
Engineering
3G/4G Upgrades
Capacity/Carrier
Adds
New Site Builds
FTTCS
Program
Management
RF Design
Detail Engineering
CO EF&I
IP Networking
Backhaul Design
Integration Engineering
RF Optimization
DAS
WiFi
Small Cell
Consulting & Systems
Integration
NOC Monitoring
Staff Augmentation
Technician-based
Workforce
Installation
Maintenance
Dispatch
Fleet Mgmt
Logistics
Field Training
Customer Care
Tech Support
Next Gen
Services
NextGen
OSS/BSS
Applications
Network Virtualization
Cloud Services
Data Storage
Hosting Services
Automation & Certification
Today
Today
Today
Future
Operating Segments

End-to-End Solutions
Plan
Design
Engineer
Furnish
Deploy
Integrate
Optimize
Maintain
Upgrade
Decommission

8 End-to-End Solutions – Key Differentiator Goodman Networks’ end-to-end services are critical to our customers’ ability to generate revenue and manage their customers’ experience

Revenue Growth Through Customer Diversification & Market Share Gains

2009 Accounts Diversification
$291 Million Revenue
2014 Accounts Diversification
$1.19 Billion Revenue
AT&T
85%
ALU
9%
Other
6%
AT&T
67%
AT&T Other
2%
DTV
21%
Sprint 4%
ALu 3%
DAS 2%
Strategic 1%
Verizon
Wireless
1%

©2015 Goodman Networks. Proprietary and Confidential
Growth Opportunity Through Bolt-On Acquisitions

•
In addition to organic growth from each of its operating segments, the Company has a proven track record of growth via M&A
•
Successfully integrated employees and operations of these enterprises to gain optimal synergies:
o
2009
–
ALU
Outsourcing
of
Engineering
(>
500
Engineers)
o
2013
–
Acquisition
of
CSG
(300
employees)
o
2013
–
Acquisition
of
Multiband
(2,500
Service
Techs)
•
Future acquisitions anticipated to consist of market entry as well as tuck-in acquisitions within key markets
o
Target high growth complementary markets
o
Continue to diversify customer base
o
Add NextGen
service offerings
•
Successfully implemented accretive processes and system improvements company-wide; will help enable further growth
•
Continual assessment of current business portfolio to focus on most profitable growth business

Wireless Solutions Focused Across Different Industry Verticals
Telecom Wireless
Addressable U.S. Market $21.8B
Enterprise
Addressable U.S. Market $2.7B
MSO Satellite Installation
Addressable U.S. Market $2B
Government
Addressable U.S. Market $9.3B
Power and Utility Smart Grid
Addressable U.S. Market $4-5B
Home Services
Addressable U.S. Market $1.3B
Looking Forward

©2015 Goodman Networks. Proprietary and Confidential
Target Market Growth Opportunities

•
Further grow and diversify our Carrier/OEM segment with additional business from carriers
•
Expand our Enterprise wireless business through organic sales growth of our DAS and Small Cell group
•
Leverage Field Services technician-based workforce to meet the growing market demand for NextGen services (across all targeted industries)
•
Leverage and expand our current maintenance and operations solutions to provide compelling and proprietary
NextGen
solutions
•
Accelerate
expansion
into
NextGen
services
through
the
acquisition
of
a
software
company,
providing
solutions, such as network monitoring, network virtualization, network security, content management and performance optimization via data analytics

Scott Willis EVP, Sales & Marketing

at&t

verizon

Sprint

T-Mobile

Alcatel·Lucent

GENBAND

ERICSSON

SAMSUNG

HUAWEI

NOKIA

windstream communications

COX

comcast

zayo GROUP

CenturyLink

TIME WARNER CABLE

boingo

AMERICAN TOWER CORPORATION

SBA

CROWN CASTLE INTERNATIONAL

KPMG

LSU

St. Cloud Hospital
CentraCare Health System

NOVARTIS

intel

Google

facebook

Deloitte.

Customer Diversification –
Leveraging Professional Services Capabilities

Major US Wireless
Service Providers
Backhaul
&
WiFi
Providers
Infrastructure /
Tower Owners
OEMs
Carrier Eco-system (Recent Wins)
Goodman Networks Strategic Targets
Enterprise Market Experience (Recent Wins)
Meadowlands
SFO Airport
World Trade Center
Hudson Yards

Sales Funnel
Qualify
RAC Approval
Proposal
Negotiation
Verbal Award
Contract Signed
PO Received

Opportunity Summary
Parking Structures
Industrial
Government Buildings
Hospitals
Universities
Resorts / Hotels
Corporate Offices
Malls
Stadiums
Airports
2016
2017
2018
2019

©2015 Goodman Networks. Proprietary and Confidential
Maximize Profitability and Growth
Sales & Marketing
•
Over $1B plus in new sales opportunities
leads in Salesforce
•
Continue to grow and deepen strategic
relationships with key wireless customers
•
Focus In-Building Wireless sales on target
markets:
o
Target large campus, Enterprise and
healthcare segments
•
Continue to expand and diversify sales with
broadband providers including Wireless
Carriers, MSO Neutral Host provider,  and
ISP
•
Focus on higher value add services, such as
consulting for public safety and in-building
systems with potential REIT, Enterprise and
Neutral Host customers.

Music
Spotify
twitter
News
Files / Folders
Dropbox
Flipboard
Print / Magazines
YouTube
Television
Hotel
airbnb
Startups are
changing industries.
Instagram
Photography
Retail
zalando
Cash Registers
Square
myTaxi
Taxi
Navigation
waze

Kodak
Disruption
BORDERS
Disruption
BLOCKBUSTER VIDEO
Disruption
neckermann
Disruption
SCHLECKER
Disruption

Broadband Content Delivery To The Tv
amazon video
hulu
flickr
PANDORA
MOVIES ON DEMAND
NETFLIX
WAL-MART vudu
YouTube
1) PC/MAC
2) Digital Box
3) Direct Connect
A/V IN
Ethernet

©2014. Created and Distributed by Goodman Net...
ARCHITECT PARTNERS | INSIGHT-BASED M&A ADVISORY

INTERNAL USE ONLY
Strategic Growth Profile for Success

•
Goodman needs to be a key disruptor
in the marketplace
•
Investment in key strategic areas
•
NextGen
services initiative underway
•
Leverage Professional Services
capability
•
Develop adjacent and growth
solutions in the portfolio

Ernie Carey COO

©2015 Goodman Networks. Proprietary and Confidential
Infrastructure Services Market Trends

2014
2015E
%
$21.4B
$18.0B
-15%
AT&T Capital Spend
Program
2014
2015E
LTE 1C
3200
200
LTE Carrier Adds
4800
8000*
NSB
400
100
Total
8400
8300
Goodman Project Count
Configuration
Average Revenue
Gold
$82,000
Silver
$58,000
Bronze
$35,000

©2015 Goodman Networks. Proprietary and Confidential
Turf Market Update and Strategy

•
Competitive bids in recent reverse auction for new adjacent markets to leverage local support structure
•
Focus on operational excellence
•
End-to-end
delivery
capabilities
is
key
differentiator
–
PS
and
IS
Goodman Infrastructure Services Turf Markets

IS Headcount
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15

©2015 Goodman Networks. Proprietary and Confidential
Alignment of Business to Customer Demand

Right-Sizing of Organization
•
Layers and spans-of-control
•
44% Workforce reduction from June 2014 to June 2015
•
36% Reduction from end of 2014
•
Small incremental reductions in Q315

©2015 Goodman Networks. Proprietary and Confidential
Operational Excellence Standards

Quality & Safety Improvement
•
Site visit standard protocol for
construction managers
•
Material increase in internal audits
•
Strict enforcement of liquidated damages
on failed internal audits
•
Strict enforcement of corrections driven
back to the contractor
Performance to Schedule
•
Not mutually exclusive relative to quality
•
Large focus on cycle time improvement –
aligned with AT&T market specific targets

1Q14 Gross Margin
Direct Margin
Overhead
Other (Warranty)
1Q15 Gross Margin
Direct Margin Recovery
Overhead Management
Other
4Q15 Gross Margin

©2015 Goodman Networks. Proprietary and Confidential
Improving Infrastructure Services Gross Margins

•
Project mix and configuration shifts negatively impacting direct margin
•
Carry over erosion resulted direct margin pressure in 1Q15
•
Alarm clearing & quality cleanup caused temporary direct margin pressure
•
Focus on direct margin recovery in 3Q & 4Q
4Q15 Margin Recovery

Service Location
Market Served

Maintenance
Installation
Upgrade

©2015 Goodman Networks. Proprietary and Confidential
Growth Opportunity –
Field Services

Goodman’s DIRECTV Business
Goodman Field Services is the second largest DIRECTV Home
Service Provider (HSP) in North America, handling around 18% of all DIRECTV’s installations, maintenance, and upgrades for
residents of single family homes.
Long-term contract through May 2018
~40% of work is on highly profitable installations
HSP Partner of the Year in 2014
Leading HSP performance vs. others by an increasing margin
Goodman Field Services DIRECTV Footprint
2015 Focus Areas
Reengineered training
Enhance scorecard position & remain Partner of the Year
Position
for
assumed
DirecTV
–
AT&T
deal
closure
Growth opportunities in AT&T Digital Life, DIRECTV LifeShield

Cari Shyiak President of Professional Services

•
15 year strategic relationship
•
Current stockholder of Goodman
•
Continue to exceed performance SLA’s and metrics
•
Customer Satisfaction Scorecard results up 14%
•
7 of the 11 work streams renewed in Q1 2015
o
Exited low margin businesses
o
Strategic growth through direct sales to customers
•
Expected revenue decline due to technology obsolescence, market conditions, and Nokia acquisition
•
Jointly pursuing new opportunities with ALU
o
CenturyLink –
Switch conversion services
o
AT&T –
Switch consolidation services
Alcatel-Lucent Overview

1Q14 Gross Margin
Direct Margin
Overhead
Other (e.g. Warranty)
1Q15 Gross Margin
Direct Margin Recovery
Overhead Management
Other (e.g. Warranty)
4Q15 Gross Margin

•
Continue to exit low margin businesses and services that not fit our strategy
•
Focus front-end pre-sales process on screening for profitable business
•
Focus In-Building Wireless execution on target markets with self perform resources
•
Operational execution excellence through the use of more automation & tools, reducing overhead needs
•
Continue to develop high margin consulting and system integration opportunities
Improving Professional Services Gross Margins

4Q15 Margin Recovery

Global Mobile Data Traffic Drivers
By 2019:
Mobile Momentum Metrics
More Mobile Users
2014 4.3 Billion
2019 5.2 Billion
More Mobile Connections
2014 7.4 Billion
2019 11.5 Billion
Faster Mobile Speeds
2014 1.7 Mbps
2019 4.0 Mbps
More Mobile Video
2014 55% of Traffic
2019 72% of Traffic
Source: Cisco VNI Global Mobile Data Traffic Forecast, 2014–2019
cisco

Industry Drivers and Trends

Trends:
•
Newly deployed
broadband networks will continue to move toward being designed to provision bandwidth-enabling 1-gig speeds
•
Mobile Data moves to the Cloud
•
Carrier grade VoWi-Fi is introduced and  >50% of mobile data is offloaded to Wi-Fi
•
SDN and network virtualization
introduction addresses the explosive capacity demand
of mobile traffic and Internet of Everything (IoE)
“Over the last
eight years, mobile
data traffic on our
wireless network
increased 100,000
percent –
driven by
people
downloading and
sharing videos” -
AT&T’s Randall
Stephenson quote
from 2014 Annual
report -

Cloud & Services
Municipal Command & Control Center
Smart Grid
Responsive Store
Hospital Optimization
Comms Network Optimization
Home Energy Mgmnt
Traffic Flow Optimization
Factory Optimization
Logistics Optimization
INTELLIGENT CITY
INTELLIGENT HOSPITAL
INTELLIGENT HIGHWAY
INTELLIGENT FACTORY
Intelligent Medical Devices
Connected Ambulances
Intelligent Digital Signage
Automated Car System
Traffic Cameras

©2015 Goodman Networks. Proprietary and Confidential
Solution Diversification Strategy

Vertical
market
expansion
using
existing
solution
portfolio,
with
HetNets
a
key
component
Neutral Host DAS/WiFi/uLTE
Content Delivery (CDN)
Internet of Things (Home Automation, Security, OTT, etc.)
Network Virtualization (NFV/SDN)
Managed Services, including Maintenance

©2015 Goodman Networks. Proprietary and Confidential
Professional Services Migration Path

Big Data
Video
Mobility
Predictive Analysis
Spectrum
Management
ENABLERS
uLTE
Neutral Host
In-Building
Wireless
Public Safety
Connected
Media Vision
Home & Small
Business
Automation
& Security
RF
Design
Deployment
Engineering
IP Networking
Backhaul
DAS, WiFi, Small Cell
Professional
Consulting
Managed
Services
FOUNDATION
FUTURE
Provisioning Tools
Optimization
Cloud Services
Content Management
Consulting & System
Integration of
Network Applications
Network
Virtualization
OSS/BSS
GPS
Bandwidth

©2015 Goodman Networks. Proprietary and Confidential
Goodman Networks -
Services’ Future Highlights

History of diversification and execution
Already transitioning away from a pure wireless player
Defining future service offerings
Continued expansion into new market segments and services
Reputation for consistent, high customer satisfaction and technical expertise
Experienced management team with exceptional track record

Geoff Miller Interim CFO

©2015 Goodman Networks. Proprietary and Confidential
Financial Strategy

•
Working capital management
•
Liquidity management
•
Capital expenditure management
•
Goodman
recapitalization
–
monitor
financial
markets
for
opportunities
to
reduce interest expense
•
Re-evaluation of credit facility
•
Exit low-margin businesses
•
Accretive acquisitions
•
Accounting improvements

©2015 Goodman Networks. Proprietary and Confidential
Liquidity Trend

•
Active daily cash management
•
Debt servicing commitment
•
Anticipate sufficient liquidity for working capital for the next 12 months
•
Anticipate slight increase in total liquidity for Q2
$ millions
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
Consolidated cash
60.4
23.9
21.7
59.4
33.8
70.7
82.2
76.7
35.2
Revolver availability
45.5
45.5
37.9
45.5
42.1
25.3
22.9
26.4
27.8
Total liquidity
$105.9
$69.4
$59.6
$104.9
$75.9
$96.0
$105.1
$103.1
$63.0
Total Liquidity at Quarter End
*Total liquidity is a non-GAAP financial measure that we define as our total cash on hand and availability under our credit facility.
Total liquidity is useful to investors because it shows our access to capital on short notice.  Management uses total liquidity for business forecasting and planning purposes.

SG&A $ and %
$40
$35
$30
$25
$20
$15
$10
$5
$0
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
-
15.7%
12.4%
12.7%
9.6%
11.4%
9.4%
6.9%
10.3%
11.9%
$23.7
$23.2
$30.0
$34.4
$29.2
$25.5
$25.1
$31.4
$25.4
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
SG&A $
SG&A %

6000
5000
4000
3000
2000
1000
0
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
PS
IS
FS
Corp

©2015 Goodman Networks. Proprietary and Confidential
SG&A and Headcount Expense Savings

•
Further SG&A savings anticipated in
Q2 results
•
Match workforce with project load
•
Almost 22% overall headcount
reduction from 1Q14 to 1Q15
•
Continued monitoring of SG&A and
other expenses
Headcount

Q & A